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                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                     Washington, DC 20549
                                           FORM 8-K
                                        CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                 Date of Report: May 2, 2003


                                         R & B, Inc.
                    (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
           of incorporation)           File Number)          Identification No.)


                               3400 East Walnut Street
                              Colmar, Pennsylvania 18915
                       (Address of principal executive offices)

            Registrant's telephone number, including area code: 215-997-1800

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

c)   Exhibits.

     Exhibit Number   Description
            99.1      Press Release Dated May 2, 2003

Item 9. Regulation FD Disclosure
On May 2, 2003, R&B, Inc., a Pennsylvania corporation (""R&B""), issued a press release announcing its operating results for the quarter ended March 29, 2003. A copy of R&B's press release is attached as an exhibit to this Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the ""Commission"") under Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.




                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        R&B, Inc.
                                        (Registrant)


Dated: May 2, 2003                      By:   /s/ Mathias J. Barton
                                           -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer










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                                        EXHIBIT INDEX


 Exhibit Number       Description

  99.1                Press Release Dated May 2, 2003